ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



                      STRUCTURAL AND COLLATERAL TERM SHEET
                        $698,318,000 (APPROXIMATE BALANCE)        AUGUST 2, 2000
                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C2

APPROXIMATE SECURITIES STRUCTURE:
---------------------------------

                     APPROXIMATE    EXPECTED        EXPECTED      EXPECTED
         EXPECTED   FACE/NOTIONAL    CREDIT         WEIGHTED       PAYMENT
CLASS     RATING       AMOUNT       SUPPORT         AVERAGE       WINDOW (B)
  (A)    S&P/FITCH      (MM)       (% OF UPB)   LIFE (YEARS)(B)
----------------------------------------------------------------------------
PUBLICLY OFFERED CLASSES
 A1       AAA/AAA      $123.8       21.250%          5.62        9/00-4/09
 A2       AAA/AAA       485.5       21.250           9.56        4/09-6/10
 B         AA/AA         30.9       17.250           9.83        6/10-6/10
 C          A/A          28.0       13.625           9.86        6/10-7/10
 D         A-/A-         10.6       12.250           9.91        7/10-7/10
 E        BBB/BBB        19.3        9.750           9.91        7/10-7/10

PRIVATELY OFFERED CLASSES (C)
----------------------------------------------------------------------------
 F
 G
 H
 J
 K
 L
 M
 N
 O
 X(d)
   TOTAL SECURITIES:  $773.7
----------------------------------------------------------------------------
(a) Class A1 is expected to have a fixed pass-through rate. Classes A2 through D are expected to have a fixed pass-through rate subject to a cap equal to the weighted average Net Mortgage Pass-Through Rate. Class E is expected to have a pass-through rate equal to the weighted average Net Mortgage Pass-Through Rate.
(b) Calculated at 0% CPR, assuming no balloon payment extension and that ARD Loans pay in full on Anticipated Repayment Dates.
(c)  Not offered hereby.
(d)  Notional amount on interest only class.

KEY FEATURES:
-------------
Lead Managers:              Goldman, Sachs & Co.
                            Deutsche Banc Alex. Brown
Collateral Contributors:    GMAC Commercial Mortgage
                            Corporation (44.31%)
                            German American Capital Corporation
                            (DB) (31.90%)
                            Archon Financial, L.P. (GSMC)
                            (23.79%)
Collateral:                 128 Mortgage Loans ($684,220,240)
                            and 1 Freddie Mac Multifamily Gold
                            Participation Certificate
                            ($89,540,000)
Master Servicer:            GMAC Commercial Mortgage Corporation
Special Servicer:           GMAC Commercial Mortgage Corporation
Trustee:                    Wells Fargo Bank Minnesota, N.A.
Launch:                     August 2000
Pricing:                    August 2000
Closing:                    August 2000
Cut-Off Date:               August 1st, 5th and 10th
Distribution Date:          16th of each month, or following
                            business day (commencing September
                            18, 2000)
Payment Delay:              15 days
ERISA Eligible:             Classes A1 and A2 are expected to be ERISA
                            eligible subject to certain conditions for
                            eligibility.
SMMEA Eligible:             Classes A1, A2, and B are expected to be
                            SMMEA securities upon issuance.
Structure:                  Sequential pay
Day Count:                  30/360
Tax Treatment:              REMIC
Rated Final Distribution    August 16, 2033
Date:
Clean up Call:              1.0%
Minimum Denominations:      Publicly Offered Classes: $25,000 &
                            $1; Class X $1,000,000 Notional
                            Amount & $1.
Delivery:                   DTC

--------------------------------------------------------------------------------

COLLATERAL FACTS:
-----------------
Cut-Off Date Loan Principal Balance:                               $773,760,240
Number of Mortgage Loans:                                                   130
Number of Mortgaged Properties:                                             158
Average Mortgage Loan Cut-Off Date Balance:                          $5,952,002
Weighted Average Current Mortgage Rate:                                  8.409%
Weighted Average Loan U/W DSCR (a) (b) (c):                               1.34x
Weighted  Average  Loan  Cut-Off  Date LTV Ratio (a) (b) (c):            70.82%
Weighted  Average  Remaining  Term  to  Maturity (months):                114.9
Weighted  Average  Remaining  Amortization  Term (months):                344.8
Weighted Average Seasoning (months):                                          5
Prepayment Lockout / Defeasance as % of Total:                           94.03%
Balloon Loans as % of Total (d):                                         98.66%
Single Largest Asset as % of Total:                                      11.57%
Five Largest Assets as % of Total:                                       26.67%
Ten Largest Assets as % of Total:                                        37.15%

(a) Excluding the underlying loans of the Freddie Mac Multifamily Gold PC, the Weighted Average DSCR and Weighted Average LTV would be 1.36x and 69.67% respectively.
(b) All DSCR and LTV information presented herein is generally calculated as though any related earnout reserve had been applied to reduce or defease the primary balance of the mortgage loan.
(c) All DSCR and LTV information presented herein is based upon the Crossed Collateralized LTV and Crossed Collateralized DSCR.
(d) Includes 22 ARD loans totaling $187.4 mm and 24.22% of the Mortgage Loan Cut-Off date balance.

TEN LARGEST ASSETS OR SPONSORS:
                                 CURRENT  % BY LOAN
LOAN                             BALANCE   POOL UPB LTV   DSCR   PROPERTY TYPE
-------------------------------------------------------------------------------
Freddie Mac Multifamily        $89,540,000  11.57% 79.61% 1.21x  Multifamily
Gold PC
Technology Station              36,811,929   4.76  57.52  1.33   Office
Burbank Multifamily             29,617,195   3.83  72.86  1.21   Multifamily
  Portfolio (b)
Rialto Building                 27,222,688   3.52  69.61  1.28   Office
Centereach Mall                 23,197,884   3.00  71.38  1.29   Anchored Retail
One Shoreline Plaza             18,994,291   2.45  71.18  1.32   Office
Sherburne Portfolio             18,463,148   2.39  57.70  1.53   Retail
Rochester Village Apartments    16,316,458   2.11  77.70  1.42   Multifamily

536 & 544 Fayette Street        13,946,089   1.80  57.51  1.38   Industrial
Ahwatukee Palms Shopping Ctr.   13,380,226   1.73  75.17  1.21   Anchored Retail
                                ----------  -----
TOTAL/WTD. AVG. (a)           $287,489,907  37.15%  71.12% 1.29X
--------------------------------------------------------------------------------
(a) Excluding the underlying loans of the Freddie Mac Multifamily Gold PC the Top 10 Weighted Average LTV and Weighted Average DSCR would be 67.29% and 1.32x respectively.
(b) Related sponsor including the $20.98 million Parc Point Apartments and $8.64 million Oaks Apartment loans.

FREDDIE MAC MULTIFAMILY GOLD PARTICIPATION CERTIFICATE (A):
-----------------------------------------------------------
Cut-Off Date Certificate Balance:                $89,540,000
PC Coupon                                             7.375%
Remaining Term to Maturity (months):                   117.0
Remaining Amortization Term (months):                  360.0
Prepayment:                              Lockout/ Defeasance

(a) There are 2 underlying loans to the Freddie Mac Multifamily Gold PC that are collateralized by 5 multifamily properties in New Jersey with a Cross Collateralized DSCR of 1.21x and Cross Collateralized LTV of
79.61%.

SELECTED LOAN DATA:
-------------------

                   NUMBER OF     LOAN POOL CUT-OFF DATE BALANCE
 GEOGRAPHIC        MORTGAGED   ----------------------------------
 DISTRIBUTION      PROPERTIES  (MM)    % BY UPB   WTD. AVG. DSCR
-----------------------------------------------------------------
 California            16     $148.7      19.22%        1.35x
 New Jersey            16      123.9      16.01         1.23
 Texas                 11       40.0       5.17         1.30
 Virginia              10       34.1       4.40         1.30
 Illinois               7       32.9       4.26         1.39
 New York               2       30.1       3.90         1.42
 Other (a)             96      364.0      47.04         1.37
                     ----      -----    -------
 TOTAL/WTD. AVG.      158     $773.8     100.00%        1.34X
-----------------------------------------------------------------
      (a) Includes 24 states and the District of Columbia.

                   NUMBER OF     LOAN POOL CUT-OFF DATE BALANCE
                   MORTGAGED   ----------------------------------
 PROPERTY TYPE     PROPERTIES  (MM)    % BY UPB   WTD. AVG. DSCR
-----------------------------------------------------------------
 Multifamily           54     $232.5      30.05%        1.28x
 Retail (a)            51      228.4      29.51         1.34
 Office                26      185.8      24.02         1.32
 Lodging                9       61.5       7.95         1.60
 Industrial            13       59.7       7.71         1.36
 Mixed Use              1        3.1       0.41         1.45
 Self-Storage           3        1.7       0.22         1.72
 Mobile Home Park       1        1.0       0.13         1.84
                    -----    -------   --------
 TOTAL/WTD. AVG.      158     $773.8     100.00%        1.34X
-----------------------------------------------------------------
     (a) Includes 27 properties for a total of $150.1 million (65.72% of total) that are Anchored Retail.

  All calculations include the underlying loan and property information of the
                              Freddie Mac Gold PC

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
-------------------------------------------------------------------------------

 o    For purposes of calculating principal distributions of the Certificates:

         -- Available principal will be allocated sequentially to the Class A1, A2, B, C, D, E, F, G, H, J, K, L, M, N, and O certificates.

         -- In case the principal balance of the Class O, N, M, L, K, J, H, G, F, E, D, C, and B, in that order, have been reduced to zero due to the allocation of principal losses, then A1 and A2 will be allocated principal pro rata.

 o Class X will be entitled to receive payments of interest only and will not receive any payments of principal. Class X will be entitled to payments of interest pro rata (based on interest entitlements) with the Class A1 and A2 certificates each month.

 o Each Class will be subordinate to the Class A1, A2, and X and to each Class with an earlier alphabetic designation than such Class. Each of the Class A1, A2, and X Certificates will be of equal priority.

 o    All Classes will pay interest on a 30/360 basis.

 o Principal Losses will be allocated in reverse alphabetical order to Class O, N, M, L, K, J, H, G, F, E, D, C, B, and then pro rata to Class A1 and A2.

 o The Master Servicer will cover net prepayment interest shortfalls on the loans other than the underlying loans of the Freddie Mac Multifamily Gold PC, provided that with respect to any loans with due dates on or preceding the related determination date the Master Servicer will only cover net prepayment interest shortfalls up to the Master Servicing fee equal to 2 basis points per annum on the principal balance of such loans. Net prepayment interest shortfalls (after application of prepayment interest excesses and other Servicer coverage from the Master Servicing Fee) will be allocated pro-rata (based on interest entitlements) to all regular Certificates.

 o Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to classes of outstanding regular Certificates other than to the Class X.

 o The Freddie Mac Multifamily Gold Participation Certificate is a mortgage pass-through security issued and guaranteed by Freddie Mac. The Freddie Mac Multifamily Gold PC represents an undivided beneficial ownership interest in two multifamily mortgage loans secured by five mortgaged properties. Freddie Mac guarantees (i) the timely payment of interest at the PC Coupon rate, (ii) the timely payment of scheduled principal, and
      (iii) the ultimate collection of all principal on the underlying loans by the payment date occurring in the same month as the maturity date of such loans.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                      ALLOCATION OF PREPAYMENT PREMIUMS (A)
-------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PREMIUMS:

Prepayment premiums and yield maintenance amounts with respect to all loans will be allocated between the related Certificates then entitled to principal distributions and the Class X Certificates as follows:

 O A percentage of all prepayment premiums and yield maintenance amounts with respect to all loans will be allocated to each class of the Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess, if any, of the Pass-Through Rate of the Class of the Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess, if any, of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.

            ------------------------------------------------------------------

            Prepayment                  (Pass-Through Rate - Discount Rate)
            Premium Allocation     =    --------------------------------------
            Percentage                  (Mortgage Rate - Discount Rate)

            ------------------------------------------------------------------
 O The remaining percentage of such prepayment premiums and yield maintenance amounts will be allocated to the Class X Certificates.

 O In general, this formula provides for an increase in the allocation of prepayment premiums and yield maintenance premiums to the Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the allocation to such Classes as Discount Rates rise.

Allocation of Prepayment Premiums Example
-----------------------------------------

Discount Rate Fraction Methodology:
Mortgage Rate                                        =  8%
Bond Class Rate                                      =  6%
Treasury Rate                                        =  5%
% of Principal Distributed to Class                  =  100%

 BOND CLASS ALLOCATION                CLASS X ALLOCATION
----------------------------------------------------------------------------

     6% - 5% x 100%  =  33 1/3%       Receives excess premiums = 66 2/3% thereof
     -------
     8% - 5%

(a) For further information regarding the allocation of prepayment premiums, refer to the Prospectus Supplement.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               PREPAYMENT PROFILE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
       PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT OF PRINCIPAL (A) (B)
-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                  AUGUST       AUGUST        AUGUST       AUGUST        AUGUST       AUGUST        AUGUST       AUGUST
RESTRICTIONS                 2000         2001          2002         2003          2004         2005          2006         2007
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Locked out                   99.42%       99.43%        98.20%       16.20%         4.83%        0.00%         0.00%        0.00%
Defeasance                    0.00         0.00          1.24        83.25         94.49        94.34         94.35        92.83
Yield Maintenance             0.58         0.57          0.56         0.55          0.68         5.66          5.65         5.10
3.00 - 3.99%                  0.00         0.00          0.00         0.00          0.00         0.00          0.00         0.00
2.00 - 2.99%                  0.00         0.00          0.00         0.00          0.00         0.00          0.00         0.00
1.00 - 1.99%                  0.00         0.00          0.00         0.00          0.00         0.00          0.00         0.53
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Open                          0.00         0.00          0.00         0.00          0.00         0.00          0.00         1.54
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       100.00%      100.00%       100.00%      100.00%       100.00%      100.00%       100.00%      100.00%
UPB ($MM)                   773.76       768.15        761.56       754.35        746.68       715.68        706.59       696.70
% OF INITIAL UPB            100.00%       99.28%        98.42%       97.49%        96.50%       92.49%        91.32%       90.04%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                  AUGUST       AUGUST        AUGUST       AUGUST        AUGUST       AUGUST        AUGUST       AUGUST
RESTRICTIONS                 2008         2009          2010         2011          2012         2013          2014         2015
------------------------------------------------------------------------------------------------------------------------------------
Locked out                    0.00%        0.00%         0.00%        0.00%         0.00%        0.00%         0.00%        0.00%
Defeasance                   93.89        92.73         30.49        29.01         27.16        33.19         29.50        24.70
Yield Maintenance             5.17         0.00         32.46        33.96         35.83        51.12         56.13        62.84
3.00 - 3.99%                  0.00         0.00          0.00         0.00          0.00         0.00          0.00         0.00
2.00 - 2.99%                  0.00         0.00          0.00         0.00          0.00         0.00          0.00         0.00
1.00 - 1.99%                  0.52         0.55         37.05        37.04         37.02        15.69         14.37        12.46
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Open                          0.41         6.72          0.00         0.00          0.00         0.00          0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       100.00%      100.00%       100.00%      100.00%       100.00%      100.00%       100.00%      100.00%
UPB ($MM)                   675.56       617.23          8.62         8.10          7.54         5.18          4.61         4.01
% OF INITIAL UPB             87.31%       79.77%         1.11%        1.05%         0.97%        0.67%         0.60%        0.52%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                  AUGUST       AUGUST        AUGUST       AUGUST        AUGUST       AUGUST        AUGUST       AUGUST
RESTRICTIONS                 2016         2017          2018         2019          2020         2021          2022         2023
------------------------------------------------------------------------------------------------------------------------------------
Locked out                    0.00%        0.00%         0.00%        0.00%         0.00%        0.00%         0.00%        0.00%
Defeasance                   22.65        19.81         15.19         7.68          0.00         0.00          0.00         0.00
Yield Maintenance            68.30        75.88         84.81        92.32          0.00         0.00          0.00         0.00
3.00 - 3.99%                  0.00         0.00          0.00         0.00          0.00         0.00          0.00         0.00
2.00 - 2.99%                  0.00         0.00          0.00         0.00          0.00         0.00          0.00         0.00
1.00 - 1.99%                  9.05         4.32          0.00         0.00        100.00       100.00        100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Open                          0.00         0.00          0.00         0.00          0.00         0.00          0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       100.00%      100.00%       100.00%      100.00%       100.00%      100.00%       100.00%      100.00%
UPB ($MM)                     3.59         3.13          2.70         2.38          2.09         1.98          1.86         1.73
% OF INITIAL UPB              0.46%        0.40%         0.35%        0.31%         0.27%        0.26%         0.24%        0.22%
------------------------------------------------------------------------------------------------------------------------------------

(a)      Table calculated using modeling assumptions.
(b)      Differences in totals may exist due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         AVERAGE LIFE TABLE (IN YEARS)

 (PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD, DEFEASANCE, YIELD MAINTENANCE
               AND PENALTY PERIOD THEN RUN AT THE INDICATED CPRS)
-------------------------------------------------------------------------------


                          PREPAYMENT ASSUMPTIONS (CPR)
          0% CPR       25% CPR       50% CPR        75% CPR     100% CPR
 ----------------------------------------------------------------------------
 A1         5.62         5.61          5.60           5.59         5.51
 A2         9.56         9.55          9.53           9.51         9.35
 B          9.83         9.83          9.83           9.83         9.66
 C          9.86         9.84          9.83           9.83         9.66
 D          9.91         9.91          9.89           9.83         9.66
 E          9.91         9.91          9.91           9.89         9.71
 ----------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                      DISTRIBUTION OF CUT-OFF DATE BALANCES
-------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                      PERCENTAGE                                              AVERAGE    WEIGHTED
                                                          OF                                    WEIGHTED     REMAINING   AVERAGE
                          NUMBER OF                   AGGREGATE                    WEIGHTED     AVERAGE       TERM TO    CUT-OFF
 RANGE OF CUT-OFF DATE    MORTGAGE    CUT-OFF DATE     CUT-OFF    AVERAGE CUT-OFF  AVERAGE      MORTGAGE     MATURITY    DATE LTV
 BALANCES                   LOANS        BALANCE     DATE BALANCE   DATE BALANCE      DSCR        RATE         (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
$      419,956 - 499,999      1      $     419,956         0.05%  $    419,956          1.53x     9.000%        156.0       69.99%
       500,000 - 999,999      8          6,181,280         0.80        772,660          1.45      8.871         127.5       67.78
   1,000,000 - 1,999,999     19         28,180,779         3.64      1,483,199          1.33      8.568         125.5       70.02
   2,000,000 - 2,999,999     22         55,471,257         7.17      2,521,421          1.37      8.509         119.3       70.40
   3,000,000 - 3,999,999     23         80,617,116        10.42      3,505,092          1.36      8.445         119.8       69.41
   4,000,000 - 4,999,999     10         46,093,802         5.96      4,609,380          1.40      8.496         115.6       66.23
   5,000,000 - 5,999,999      7         39,849,281         5.15      5,692,754          1.32      8.621         107.8       69.63
   6,000,000 - 6,999,999     10         64,554,796         8.34      6,455,480          1.48      8.419         116.0       70.85
   7,000,000 - 7,999,999      5         37,806,469         4.89      7,561,294          1.42      8.585         117.8       70.48
   8,000,000 - 8,999,999      7         60,325,303         7.80      8,617,900          1.24      8.526         113.8       72.81
   9,000,000 - 9,999,999      2         19,008,703         2.46      9,504,352          1.38      8.474         118.5       72.72
 10,000,000 - 11,999,999      5         56,402,021         7.29     11,280,404          1.38      8.477          99.7       74.85
 12,000,000 - 13,999,999      2         27,326,314         3.53     13,663,157          1.30      8.570         116.0       66.16
 14,000,000 - 16,999,999      1         16,316,458         2.11     16,316,458          1.42      8.150         111.0       77.70
 17,000,000 - 19,999,999      2         37,457,439         4.84     18,728,720          1.42      9.000         117.0       64.54
 20,000,000 - 24,999,999      2         44,174,649         5.71     22,087,325          1.25      8.118         114.8       71.95
 25,000,000 - 49,999,999      3         97,974,618        12.66     32,658,206          1.27      8.003         112.4       68.31
$50,000,000 - 55,600,000      1         55,600,000         7.19     55,600,000          1.23      8.100         117.0       80.00
                            ---        -----------       ------

TOTAL/WTD. AVG.             130       $773,760,240       100.00%  $  5,952,002          1.34X     8.409%        114.9       70.82%
                            ===        ============      ======
-----------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE (A)
-------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                  PERCENTAGE                                    WEIGHTED     REMAINING     AVERAGE
                      NUMBER OF                  OF AGGREGATE                       WEIGHTED    AVERAGE       TERM TO      CUT-OFF
                      MORTGAGED   CUT-OFF DATE   CUT-OFF DATE   AVERAGE CUT-OFF     AVERAGE     MORTGAGE     MATURITY     DATE LTV
PROPERTY STATE        PROPERTIES     BALANCE        BALANCE       DATE BALANCE        DSCR         RATE        (MOS)        RATIO
--------------------- ----------- -------------- -------------- ----------------- ------------- ----------- ------------ -----------
California              16      $148,711,704          19.22%     $9,294,481            1.35x        8.118%     112.6         66.63%
New Jersey              16       123,910,461          16.01       7,744,404            1.23         8.245      120.8         76.71
Texas                   11        40,021,333           5.17       3,638,303            1.30         8.751      116.4         72.17
Virginia                10        34,061,593           4.40       3,406,159            1.30         8.549      115.3         73.51
Illinois                 7        32,937,338           4.26       4,705,334            1.39         8.320      113.7         72.85
New York                 2        30,147,253           3.90      15,073,626            1.42         8.099      111.1         67.74
Nevada                   7        28,684,674           3.71       4,097,811            1.35         8.507      117.8         72.65
Michigan                 4        27,098,257           3.50       6,774,564            1.41         8.592      117.9         70.70
Maryland                 5        26,911,176           3.48       5,382,235            1.49         8.640      117.3         66.94
Arizona                  5        25,740,633           3.33       5,148,127            1.29         8.433      116.6         73.24
Pennsylvania            17        25,182,754           3.25       1,481,338            1.47         8.681      116.2         61.22
Florida                  7        23,834,309           3.08       3,404,901            1.30         8.622      116.2         71.07
Colorado                 5        21,976,894           2.84       4,395,379            1.31         8.948       86.6         69.44
Minnesota                2        20,145,106           2.60      10,072,553            1.39         8.237      112.5         76.16
Massachusetts            1        18,463,148           2.39      18,463,148            1.53         9.030      115.0         57.70
North Carolina           6        17,610,646           2.28       2,935,108            1.26         8.463      117.6         76.18
Connecticut              3        15,384,483           1.99       5,128,161            1.55         8.605      118.0         65.89
Kansas                   2        14,686,280           1.90       7,343,140            1.29         8.681      111.5         74.92
Georgia                  5        14,116,140           1.82       2,823,228            1.36         8.387      138.9         71.37
District of Columbia     3        11,888,463           1.54       3,962,821            1.25         8.850       58.0         67.54
Washington               4        10,809,239           1.40       2,702,310            1.40         7.992      113.7         72.27
New Mexico               1         9,924,254           1.28       9,924,254            1.23         8.450      119.0         77.23
New Hampshire            2         9,077,638           1.17       4,538,819            1.36         8.507      116.0         76.03
Indiana                  3         9,070,547           1.17       3,023,516            1.25         8.661      113.2         70.27
Oklahoma                 2         8,473,739           1.10       4,236,870            1.33         8.606      116.0         74.49
Ohio                     2         4,929,744           0.64       2,464,872            1.41         8.219      114.5         72.83
Missouri                 2         4,568,950           0.59       2,284,475            1.21         8.350      117.2         68.24
Idaho                    5         4,458,627           0.58         891,725            1.45         8.355      180.6         69.39
Delaware                 1         3,989,267           0.52       3,989,267            1.28         8.080      117.0         77.92
Alabama                  1         3,973,509           0.51       3,973,509            1.73         8.760      112.0         54.81
Nebraska                 1         2,972,079           0.38       2,972,079            1.32         8.125      117.0         74.30
                       ---        -----------        ------
TOTAL/WTD. AVG.        158       $773,760,240        100.00%     $4,897,217            1.34X        8.409%     114.9         70.82%
                       ===        ===========        ======

------------------------------------------------------------------------------------------------------------------------------------

(a) If a Mortgage Loan is secured by properties in multiple states, it is treated as multiple Mortgage Loans each of which is allocated a cut-off balance based on the allocated loan amount.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


NH          1.17%
MA          2.39%
CT          1.99%
NJ         16.01%
DE          0.52%
MD          3.48%
DC          1.54%
NY          3.90%
PA          3.25%
VA          4.40%
NC          2.28%
OH          0.64%
GA          1.82%
FL          3.08%
MI          3.50%
IN          1.17%
AL          0.51%
MN          2.60%
IL          4.26%
MO          0.59%
NB          0.38%
KS          1.90%
OK          1.10%
TX          5.17%
CO          2.84%
NM          1.28%
AZ          3.33%
CA         19.22%
NV          3.71%
ID          0.58%
WA          1.40%


California       19.22%
New Jersey       16.01%
Texas             5.17%
Virginia          4.40%
Illinois          4.26%
New York          3.90%
Nevada            3.71%
Michigan          3.50%
Other(a)         39.38%

(a)      Other includes 22 states and District of Columbia.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         DISTRIBUTION OF PROPERTY TYPES
-------------------------------------------------------------------------------


                                                                                                              WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                   PERCENTAGE                                   WEIGHTED     REMAINING    AVERAGE
                      NUMBER OF    CUT-OFF DATE   OF AGGREGATE                    WEIGHTED       AVERAGE       TERM TO    CUT-OFF
                      MORTGAGED      BALANCE      CUT-OFF DATE     AVERAGE         AVERAGE      MORTGAGE      MATURITY     DATE LTV
PROPERTY TYPE         PROPERTIES     BALANCE         BALANCE     CUT-OFF DATE       DSCR          RATE         (MOS)        RATIO
------------------------------------------------------------------------------------------------------------------------------------
Multifamily                54    $232,479,207          30.05%   $4,305,170           1.28x        8.142%        116.8        76.28%
Retail (a)                 51     228,366,164          29.51     4,477,768           1.34         8.557         114.8        70.75
Office                     26     185,846,814          24.02     7,147,954           1.32         8.391         111.1        67.12
Lodging                     9      61,523,679           7.95     6,835,964           1.60         8.697         118.0        65.79
Industrial                 13      59,665,412           7.71     4,589,647           1.36         8.673         116.5        66.45
Mixed Use                   1       3,147,693           0.41     3,147,693           1.45         7.580          99.0        77.72
Self-Storage                3       1,733,538           0.22       577,846           1.72         9.000         156.0        69.41
Mobile Home Park            1         997,734           0.13       997,734           1.84         8.625         115.0        55.43
                        -----         -------       --------
TOTAL/WTD. AVG.           158    $773,760,240         100.00%   $4,897,217           1.34X        8.409%        114.9        70.82%
                          ===     ===========         ======
------------------------------------------------------------------------------------------------------------------------------------

a) Includes 27 properties for a total of $150.1 million (65.72% of total) that are Anchored Retail.


Multifamily         30.05%
Retail              29.51%
Office              24.02%
Lodging              7.95%
Industrial           7.71%
Mixed Use            0.41%
Self-Storage         0.22%
Mobile Home Park     0.13%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
          DISTRIBUTION OF UNDERWRITTEN NCF DEBT SERVICE COVERAGE RATIOS
-------------------------------------------------------------------------------

                                                                                                          WEIGHTED
                                                                                                          AVERAGE
                                            PERCENTAGE                                                   REMAINING      WEIGHTED
RANGE OF DEBT     NUMBER OF                OF AGGREGATE      AVERAGE                      WEIGHTED        TERM TO        AVERAGE
SERVICE           MORTGAGE   CUT-OFF DATE  CUT-OFF DATE   CUT-OFF DATE     WEIGHTED        AVERAGE       MATURITY     CUT-OFF DATE
COVERAGE RATIOS     LOANS       BALANCE       BALANCE        BALANCE     AVERAGE DSCR   MORTGAGE RATE      (MOS)        LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
  1.00-1.10x          2      $ 6,480,761        0.84%      $3,240,380        1.07x          8.577%         199.9          79.10%
  1.11-1.20           8       53,047,845        6.86        6,630,981        1.19           8.257          118.8          78.44
  1.21-1.30          57      363,507,504       46.98        6,377,325        1.25           8.440          112.9          74.22
  1.31-1.40          27      167,428,934       21.64        6,201,072        1.34           8.368          114.0          67.84
  1.41-1.50          12       63,131,994        8.16        5,260,999        1.45           8.314          115.4          74.00
  1.51-1.60          10       70,772,694        9.15        7,077,269        1.55           8.502          116.1          61.91
  1.61-1.70           4       21,305,740        2.75        5,326,435        1.63           8.413          116.3          62.28
  1.71-1.80           3        7,159,802        0.93        2,386,601        1.73           8.754          113.3          52.53
  1.81-1.90           2        7,947,103        1.03        3,973,551        1.85           7.956          108.9          55.57
  1.91-2.00           2        6,082,935        0.79        3,041,467        1.93           8.770          118.3          40.86
  2.01-2.10           2        5,699,634        0.74        2,849,817        2.06           8.671          123.6          48.82
  2.21-2.30           1        1,195,296        0.15        1,195,296        2.25           8.190          113.0          49.60
                    ---      -----------      ------
TOTAL/WTD. AVG.     130     $773,760,240      100.00%      $5,952,002        1.34X          8.409%         114.9          70.82%
                    ===      ============     ======
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        DISTRIBUTION OF CUT-OFF DATE LOAN TO VALUE AT ORIGINATION RATIOS
-------------------------------------------------------------------------------

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
RANGE OF                                     PERCENTAGE                                                  REMAINING      WEIGHTED
CUT-OFF DATE      NUMBER OF                 OF AGGREGATE      AVERAGE                     WEIGHTED        TERM TO        AVERAGE
LOAN-TO-VALUE     MORTGAGE   CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE    WEIGHTED        AVERAGE       MATURITY     CUT-OFF DATE
RATIOS              LOANS       BALANCE        BALANCE        BALANCE    AVERAGE DSCR   MORTGAGE RATE      (MOS)        LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
 30.1-35.0%            1     $ 3,958,717         0.51%      $3,958,717        1.91x          8.910%        118.0          32.18%
 40.1-45.0             1       2,098,154         0.27        2,098,154        1.73           8.875         118.0          42.27
 45.1-50.0             2       6,191,748         0.80        3,095,874        2.10           8.541         117.8          46.90
 50.1-55.0             3      10,989,750         1.42        3,663,250        1.65           8.220         140.3          53.75
 55.1-60.0            15     113,498,262        14.67        7,566,551        1.46           8.369         111.4          57.53
 60.1-65.0             9      30,863,293         3.99        3,429,255        1.36           8.691         104.0          63.68
 65.1-70.0            21     112,635,736        14.56        5,363,606        1.40           8.386         116.1          67.92
 70.1-75.0            37     201,857,950        26.09        5,455,620        1.29           8.498         115.0          72.61
 75.1-80.0            39     285,795,163        36.94        7,328,081        1.27           8.333         113.9          78.43
 80.1-85.0             2       5,871,467         0.76        2,935,733        1.13           8.556         210.3          82.31
                     ---    ------------       ------
TOTAL/WTD. AVG.      130    $773,760,240       100.00%      $5,952,002        1.34X          8.409%        114.9          70.82%
                     ===    ============       ======
------------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                     DISTRIBUTION OF MORTGAGE INTEREST RATES
-------------------------------------------------------------------------------

                                                                                                           WEIGHTED
                                                  PERCENTAGE                                                AVERAGE     WEIGHTED
                                                      OF                                     WEIGHTED      REMAINING    AVERAGE
                       NUMBER OF                  AGGREGATE       AVERAGE                    AVERAGE        TERM TO     CUT-OFF
RANGE OF                MORTGAGE     CUT-OFF       CUT-OFF     CUT-OFF DATE     WEIGHTED     MORTGAGE      MATURITY     DATE LTV
MORTGAGE RATES           LOANS     DATE BALANCE  DATE BALANCE     BALANCE     AVERAGE DSCR     RATE          (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
  7.2501-7.5000%            1      $11,803,024        1.53%   $11,803,024         1.57x        7.380%         87.0        67.83%
  7.5001-7.7500             2       39,959,623        5.16     19,979,811         1.34         7.603         103.6        59.11
  7.7501-8.0000             7       24,056,451        3.11      3,436,636         1.56         7.872         131.6        62.27
  8.0001-8.2500            19      218,212,292       28.20     11,484,857         1.28         8.126         116.2        76.20
  8.2501-8.5000            36      170,912,235       22.09      4,747,562         1.32         8.398         117.3        72.63
  8.5001-8.7500            30      131,862,217       17.04      4,395,407         1.37         8.618         121.9        71.25
  8.7501-9.0000            26      131,972,994       17.06      5,075,884         1.36         8.854         110.4        67.07
  9.0001-9.2500             5       31,107,163        4.02      6,221,433         1.48         9.084         115.5        58.99
  9.2501-9.5000             4       13,874,241        1.79      3,468,560         1.24         9.413          68.3        73.22
                          ---     ------------      ------
TOTAL/WTD. AVG.           130     $773,760,240      100.00%    $5,952,002         1.34X        8.409%        114.9        70.82%
                          ===     ============      ======
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                DISTRIBUTION OF REMAINING AMORTIZATION TERMS (A)
-------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                                                                               AVERAGE     WEIGHTED
                                                    PERCENTAGE                                  WEIGHTED      REMAINING    AVERAGE
RANGE OF REMAINING      NUMBER OF                  OF AGGREGATE     AVERAGE                     AVERAGE        TERM TO     CUT-OFF
AMORTIZATION TERMS      MORTGAGE       CUT-OFF     CUT-OFF DATE     CUT-OFF       WEIGHTED      MORTGAGE      MATURITY     DATE LTV
(MOS)                     LOANS      DATE BALANCE     BALANCE     DATE BALANCE  AVERAGE DSCR      RATE          (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
111-130                     1       $ 3,958,717         0.51%     $3,958,717        1.91x         8.910%       118.0         32.18%
171-190                     1         1,939,532         0.25       1,939,532        1.15          8.750        176.0         74.31
211-230                     1         1,988,786         0.26       1,988,786        1.28          7.850        212.0         66.96
231-250                     2         3,405,926         0.44       1,702,963        1.45          8.292        203.8         55.91
271-290                     5         4,003,089         0.52         800,618        1.60          8.753        127.9         66.82
291-310                    15        98,217,922        12.69       6,547,861        1.52          8.649        117.4         65.14
311-330                     1         5,735,554         0.74       5,735,554        1.25          8.740        118.0         70.55
331-360                   104       654,510,715        84.59       6,293,372        1.31          8.367        113.5         72.01
                          ---       -----------       ------
TOTAL/WTD. AVG.           130      $773,760,240       100.00%     $5,952,002        1.34X         8.409%       114.9         70.82%
                          ===       ===========       ======
------------------------------------------------------------------------------------------------------------------------------------

(a) 88 loans representing 70.48% of the Aggregate Cut-Off Date Balance accrue interest on an Actual/360 basis but have a monthly payment calculated on a 30/360 schedule. Accordingly, the actual amortization term is longer for these loans than the stated amortization term reflected in the table above.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
-------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                       PERCENTAGE                                              AVERAGE     WEIGHTED
                                                           OF                                    WEIGHTED     REMAINING    AVERAGE
                           NUMBER OF                   AGGREGATE      AVERAGE      WEIGHTED      AVERAGE       TERM TO     CUT-OFF
RANGE OF ORIGINAL TERM      MORTGAGE      CUT-OFF       CUT-OFF       CUT-OFF       AVERAGE      MORTGAGE      MATURITY    DATE LTV
TO MATURITY (MOS)            LOANS      DATE BALANCE  DATE BALANCE  DATE BALANCE     DSCR          RATE         (MOS)       RATIO
----------------------------------------------------------------------------------------------------------------------------------
60-83                           4       $23,230,004        3.00%    $5,807,501         1.24x        9.123%        58.0       71.48%
84-120                        118       738,551,393       95.45      6,258,910         1.34         8.387        115.0       70.81
121-180                         5         4,409,373        0.57        881,875         1.39         8.756        164.5       72.65
181-240                         2         4,476,398        0.58      2,238,199         1.43         7.889        225.9       59.16
241-300                         1         3,093,072        0.40      3,093,072         1.08         8.670        295.0       83.28
                              ---       -----------      ------
TOTAL/WTD. AVG.               130      $773,760,240      100.00%    $5,952,002         1.34X        8.409%       114.9       70.82%
                              ===       ===========      ======
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   DISTRIBUTION OF REMAINING TERMS TO MATURITY
--------------------------------------------------------------------------------


                                                                                                             WEIGHTED
                                                       PERCENTAGE                                            AVERAGE       WEIGHTED
                                                           OF         AVERAGE                    WEIGHTED   REMAINING      AVERAGE
                           NUMBER OF                   AGGREGATE      CUT-OFF                    AVERAGE     TERM TO       CUT-OFF
RANGE OF REMAINING          MORTGAGE      CUT-OFF       CUT-OFF        DATE        WEIGHTED      MORTGAGE    MATURITY      DATE LTV
TERMS TO MATURITY (MOS)      LOANS      DATE BALANCE  DATE BALANCE    BALANCE    AVERAGE DSCR      RATE       (MOS)         RATIO
------------------------------------------------------------------------------------------------------------------------------------
51-70                           4      $ 23,230,004       3.00%     $5,807,501       1.24x         9.123%       58.0        71.48%
71-90                           1        11,803,024       1.53      11,803,024       1.57          7.380        87.0        67.83
91-110                         12        81,347,677      10.51      6,778,973        1.37          8.007       106.1        64.47
111-120                       105       645,400,691      83.41      6,146,673        1.34          8.453       116.6        71.66
151-170                         4         2,469,841       0.32        617,460        1.58          8.762       155.4        71.34
171-190                         1         1,939,532       0.25      1,939,532        1.15          8.750       176.0        74.31
211-230                         1         1,988,786       0.26      1,988,786        1.28          7.850       212.0        66.96
231-250                         1         2,487,612       0.32      2,487,612        1.55          7.920       237.0        52.93
271-295                         1         3,093,072       0.40      3,093,072        1.08          8.670       295.0        83.28
                              ---        ----------     ------
TOTAL/WTD. AVG.               130       $773,760,240    100.00%     $5,952,002       1.34X         8.409%      114.9        70.82%
                              ===        ===========    ======
------------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       DISTRIBUTION OF AMORTIZATION TYPES
-------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                     PERCENTAGE                                              AVERAGE       WEIGHTED
                                                         OF                                    WEIGHTED     REMAINING      AVERAGE
                         NUMBER OF                   AGGREGATE      AVERAGE      WEIGHTED      AVERAGE       TERM TO       CUT-OFF
                          MORTGAGE      CUT-OFF       CUT-OFF       CUT-OFF       AVERAGE      MORTGAGE      MATURITY      DATE LTV
AMORTIZATION TYPE          LOANS      DATE BALANCE  DATE BALANCE  DATE BALANCE     DSCR          RATE         (MOS)         RATIO
------------------------------------------------------------------------------------------------------------------------------------
Balloon                      104     $575,956,397     74.44%      $5,538,042       1.30x        8.419%      114.7          73.12%
Hyperamortizing               22      187,429,196     24.22        8,519,509       1.44         8.378       112.2          64.82
Fully Amortizing               4       10,374,647      1.34        2,593,662       1.56         8.440       175.4          51.70
                             ---      -----------    ------
TOTAL/WTD. AVG.              130     $773,760,240    100.00%      $5,952,002       1.34X        8.409%      114.9          70.82%
                             ===      ===========    ======
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      DISTRIBUTION OF PREPAYMENT PROVISIONS
--------------------------------------------------------------------------------

                                                            PERCENTAGE                                        WEIGHTED
                                                                OF                                             AVERAGE    WEIGHTED
                                                             AGGREGATE     AVERAGE                WEIGHTED    REMAINING    AVERAGE
                                  NUMBER OF                   CUT-OFF      CUT-OFF     WEIGHTED   AVERAGE      TERM TO    CUT-OFF
                                  MORTGAGE   CUT-OFF DATE      DATE         DATE        AVERAGE   MORTGAGE    MATURITY    DATE LTV
PREPAYMENT PROVISION                LOANS       BALANCE       BALANCE      BALANCE       DSCR        RATE       (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Defeasance                           121     $727,600,244      94.03%     $6,013,225       1.34x       8.449%     114.3       71.45%
Greater of YM or 1% UPB                3       38,608,297       4.99      12,869,432       1.34        7.647      104.2       58.00
Greater of YM or 1% and 1% Fee         5        4,458,627       0.58         891,725       1.45        8.355      180.6       69.39
Other (a)                              1        3,093,072       0.40       3,093,072       1.08        8.670      295.0       83.28
                                     ---      -----------    ------
TOTAL/WTD. AVG.                      130     $773,760,240     100.00%     $5,952,002       1.34X       8.409%     114.9       70.82%
                                     ===      ===========     ======
-----------------------------------------------------------------------------------------------------------------------------------

(a) Includes one loan with a 29-month lockout period, a 91-month defeasance period, a 119-month period which requires greater of YM or a 1% penalty, a 57-month period which requires a 1% penalty, and a 4-month open period.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
             FREDDIE MAC MULTIFAMILY GOLD PARTICIPATION CERTIFICATE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   FREDDIE MAC MULTIFAMILY GOLD PC INFORMATION
-------------------------------------------------------------------------------
                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $89,540,000         $89,540,000

% OF POOL BY UPB          11.57%

SELLER:                   GMACCM

DATE OF ISSUANCE:         TBD

PC COUPON:                7.375%

AMORTIZATION:             30 years

MATURITY DATE:            May 1, 2010

FREDDIE MAC GUARANTEE: Freddie Mac guarantees (i) the timely payment of interest at the PC Coupon Rate, (ii) the timely payment of scheduled principal and (iii) the ultimate collection of all principal due to be paid on the Multifamily Gold Participation Certificate.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          UNDERLYING LOAN INFORMATION
-------------------------------------------------------------------------------
                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $89,540,000         $89,540,000

ORIGINATOR:               GMACCM

NOTE DATE:                May 4, 2000

INTEREST RATE:            8.10%

AMORTIZATION:             30 years

MATURITY DATE:            May 5, 2010

BORROWER/SPONSOR:         The two loans have separate single
                          purpose, bankruptcy remote borrowers.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance.

CROSS COLLATERALIZATION/  Yes / Yes
DEFAULT:

RESERVES:                 Replacement:  $48,354 monthly
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                        UNDERLYING PROPERTY INFORMATION
-------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Portfolio

PROPERTY TYPE:                Multifamily

LOCATION:                     New Jersey

YEAR BUILT / RENOVATED:       Various

THE COLLATERAL:               5 multifamily properties located
                              in Union, Hamilton Township,
                              Aberdeen, Somerset, and Lakewood
                              New Jersey.  The portfolio
                              consists of 1,968 multifamily
                              units and a 29,956 square foot
                              retail center.

PROPERTY MANAGEMENT:          Jersey Central Management, LLC

CURRENT OCCUPANCY             97%
(MARCH 2000):

UNDERWRITTEN NET CASH FLOW:   $9,645,598

APPRAISED VALUE:              $112,475,000

APPRAISAL DATES:              February and March 2000

CUT-OFF DATE LOAN/UNITS:      $45,497.97

CROSS COLLATERALIZED CUT-OFF
DATE LTV:                     79.61%

BALLOON LTV:                  72.54%

CROSS COLLATERALIZED UWNCF
DSCR:                         1.21x

-------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

 ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                               TECHNOLOGY STATION
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         LOAN/PARTICIPATION INFORMATION
-------------------------------------------------------------------------------
                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE
      LOAN:               $37,200,000         $36,811,929

% OF POOL BY UPB:         4.76%

ORIGINATOR:               German American Capital Corporation

NOTE DATE:                March 26, 1999

INTEREST RATE:            7.605%

AMORTIZATION:             30 years

ARD DATE:                 April 1, 2009

BORROWER/SPONSOR:         The Borrower is a single purpose,
                          bankruptcy remote entity.

CALL PROTECTION:          Prepayment lockout; Greater of Yield
                          Maintenance or 1% of the then unpaid
                          principal balance.

CROSS-COLLATERALIZATION/  NAP/NAP
DEFAULT:

ADDITIONAL FINANCING:     None

CASH MANAGEMENT:          Hard Lockbox

RESERVES:                 TI/LC:  $105,900 upfront; $20,000
                          monthly
                          Replacement:  $2,760 monthly
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Office

LOCATION:                     Santa Clara, California

YEAR BUILT / RENOVATED:       1998 - 1999 / NAP

THE COLLATERAL:               A 221,378 square foot property
                              consisting of 4 two-story
                              R&D/office buildings and 2
                              one-story retail buildings.

PROPERTY MANAGEMENT:          Hunter Properties, Inc.; an
                              affiliate of the borrower.

CURRENT OCCUPANCY (05/01/00): 100%

UNDERWRITTEN NET CASH FLOW:   $4,198,865

APPRAISED VALUE:              $64,000,000

APPRAISAL DATE:               June 5, 2000

CUT-OFF DATE LOAN/SF:         $166.29

CUT-OFF DATE LTV:             57.52%

BALLOON LTV:                  51.50%

UWNCF DSCR:                   1.33x
-------------------------------------------------------------------------------

FIVE LARGEST TENANTS
--------------------

--------------------------------------------------------------------------------
                               SQUARE         PERCENTAGE OF         DATE OF
TENANT                     FOOTAGE LEASED  TOTAL LEASABLE AREA  LEASE EXPIRATION
--------------------------------------------------------------------------------
Magellan                       82,153             37.11%           1/12/2009 (a)
--------------------------------------------------------------------------------
ABB Power T&D                  75,000             33.88%            1/12/2008
--------------------------------------------------------------------------------
North American Title           13,732              6.20%            1/14/2009
--------------------------------------------------------------------------------
Frequency Technology, Inc      13,030              5.89%            3/18/2004
--------------------------------------------------------------------------------
CPS                            11,471              5.18%           11/12/2008
--------------------------------------------------------------------------------
(a) Magellan operates under two separate leases of which 55,485 sq. ft. expires in January 2009, the remaining 26,668 expires in February 2009.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                         BURBANK MULTIFAMILY PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $29,650,000         $29,617,195

% OF POOL BY UPB          3.83%

ORIGINATOR:               Archon Financial, L.P.

NOTE DATE:                May 15, 2000

INTEREST RATE:            8.06%

AMORTIZATION:             30 years

MATURITY DATE:            June 1, 2010

BORROWER/SPONSOR:         The Borrower is a single purpose,
                          bankruptcy remote entity.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance.

CROSS-COLLATERALIZATION/  NAP/NAP
DEFAULT:

ADDITIONAL FINANCING:     None

CASH MANAGEMENT:          None

RESERVES                  Replacement: $5,650 monthly

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Portfolio

PROPERTY TYPE:                Multifamily

LOCATION:                     Burbank, California

YEAR BUILT / RENOVATED:       1988 - 1990 / NAP

THE COLLATERAL:               Two multifamily complexes. Parc
                              Pointe Apartments is a 243-unit
                              garden style apartment complex
                              consisting of seven, 3-story
                              buildings.  The Oaks Apartments is
                              a 96-unit garden style apartment
                              complex consisting of three
                              3-story apartment buildings.

PROPERTY MANAGEMENT:          Anchor Pacifica Management
                              Company, an affiliate of the
                              borrower.

CURRENT OCCUPANCY (5/9/00):   99%

UNDERWRITTEN NET CASH FLOW:   $3,176,544

APPRAISED VALUE:              $40,650,000

APPRAISAL DATE:               April 13, 2000

CUT-OFF DATE LOAN/UNITS:      $87,366

CUT-OFF DATE LTV:             72.86%

BALLOON LTV:                  65.32%

UWNCF DSCR:                   1.21x
--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                                RIALTO BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $27,250,000         $27,222,688

% OF POOL BY UPB          3.52%

ORGINATOR:                GMACCM

NOTE DATE:                May 31, 2000

INTEREST RATE:            8.42%

AMORTIZATION:             30 Years

MATURITY DATE:            June 5, 2010

BORROWER/SPONSOR:         The Borrower is a single purpose,
                          bankruptcy remote entity.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance.

CROSS-COLLATERALIZATION/  NAP/NAP
DEFAULT:

ADDITIONAL                FINANCING: There is a $770,000 fully funded earnout
                          feature pertaining to a lease where the tenant has yet to take occupancy. The Borrower has until April 1, 2001 to meet the conditions of the earnout or the funds will be used to pay down the loan.

CASH MANAGEMENT:          Soft lockbox

RESERVES:                 Debt Service: $337,500 upfront
                          TI/LC: $283,275 upfront ($22,297
                          monthly reserves if occupancy drops
                          below 85% for a trailing 6-month
                          period)
                          Replacement: $1,753 monthly

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Office

LOCATION:                     San Francisco, CA

YEAR BUILT / RENOVATED:       1901 / On-going

THE COLLATERAL:               A 9-story, 140,206 square foot
                              office building located in the
                              South of Market Area in San
                              Francisco, CA.

PROPERTY MANAGEMENT:          Redding Management, Inc., an
                              affiliate of the borrower.

OCCUPANCY (5/17/00):          92%

UNDERWRITTEN NET CASH FLOW:   $3,105,838

APPRAISED VALUE:              $38,000,000

APPRAISAL DATE:               April 26, 2000

CUT-OFF DATE LOAN/UNITS:      $194.16

CUT-OFF DATE LTV:             69.61%

BALLOON LTV:                  64.76%

UWNCF DSCR:                   1.28x


FIVE LARGEST TENANTS
--------------------

--------------------------------------------------------------------------------
                               SQUARE         PERCENTAGE OF         DATE OF
TENANT                     FOOTAGE LEASED  TOTAL LEASABLE AREA  LEASE EXPIRATION
--------------------------------------------------------------------------------

Trust for Public Land        39,312             28.04%             7/31/2010
Double Click, Inc.           18,885             13.47%             4/30/2001
Walgreen's (a)               12,000              8.56%             6/30/2030
SFMOMA                        7,153              5.10%             7/31/2004
M & R Valuation Service       4,227              3.01%             2/28/2003
--------------------------------------------------------------------------------

(a)      Walgreen's is rated A+ by S&P and Aa3 by Moody's.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                                CENTEREACH MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $23,300,000         $23,197,884

% OF POOL BY UPB          3.00%

ORGINATOR:                German American Capital Corporation

NOTE DATE:                November 30, 1999

INTEREST RATE:            8.17%

AMORTIZATION:             30 Years

MATURITY DATE:            December 1, 2009

BORROWER/SPONSOR:         The Borrower is a single purpose,
                          bankruptcy remote entity sponsored by
                          Kimco Realty Corporation (NYSE:  KIM).

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance.

CROSS-COLLATERALIZATION/  NAP/NAP
DEFAULT:

ADDITIONAL FINANCING:     None.

CASH MANAGEMENT:          None

RESERVES:                 Replacement:  $1,829 monthly

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Anchored Retail

LOCATION:                     Centereach, NY

YEAR BUILT / RENOVATED:       1973/1995

THE COLLATERAL:               A 371,028 square foot regional
                              power center anchored by
                              Wal-Mart.  Tenants include
                              Modell's Sporting Goods, and CVS
                              Pharmacy.

PROPERTY MANAGEMENT:          Kimco Realty Corporation, an
                              affiliate of the Borrower (S&P: A-
                              / Moody's: A3).

CURRENT OCCUPANCY (5/4/00):   89%

UNDERWRITTEN NET CASH FLOW:   $2,699,187

APPRAISED VALUE:              $32,500,000

APPRAISAL DATE:               August 9, 1999

CUT-OFF DATE LOAN/UNITS:      $62.52

CUT-OFF DATE LTV:             71.38%

BALLOON LTV:                  64.39%

UWNCF DSCR:                   1.29x

--------------------------------------------------------------------------------


FIVE LARGEST TENANTS (A)
------------------------

--------------------------------------------------------------------------------
                               SQUARE         PERCENTAGE OF         DATE OF
TENANT                     FOOTAGE LEASED  TOTAL LEASABLE AREA  LEASE EXPIRATION
--------------------------------------------------------------------------------
Wal-Mart (b)                  151,067            40.72%            8/18/2015
--------------------------------------------------------------------------------
Modell's                      18,050             4.86%             8/31/2009
--------------------------------------------------------------------------------
Party City                    14,885             4.01%             7/31/2007
--------------------------------------------------------------------------------
CVS Pharmacy (c)              14,400             3.88%             3/31/2004
--------------------------------------------------------------------------------
Jo-Ann Stores                 14,300             3.85%             1/31/2010
--------------------------------------------------------------------------------
(a) This table excludes one tenant, King Kullen, which leases, but no longer occupies, 33,600 sq ft of space with an expiration date of 12/31/2003.
(b)      Wal-Mart is rated AA by S&P and Aa2 by Moody's.
(c)      CVS Pharmacy is rated A by S&P and A3 by Moody's.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.